UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2020

BENITEC BIOPHARMA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39267	84-462-0206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3940 Trust Way, Hayward, California	94545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 780-0819

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	BNTC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

On October 2, 2020, Benitec Biopharma Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with H.C. Wainwright & Co., LLC (the “Underwriter”), relating to the public offering, issuance and sale (the “Offering”) of 3,225,806 shares of its common stock (or pre-funded warrants (the “Pre-Funded Warrants”) to purchase shares of common stock in lieu thereof) at an effective offering price of $3.10 per share of common stock. In addition, the Underwriter fully exercised its over-allotment option to purchase 483,870 additional shares of the Company’s common stock, at the public offering price, less underwriting discounts and commissions. The Pre-Funded Warrants were immediately exercisable upon the closing of the Offering at a price of $0.01 per share of common stock. The closing of the Offering, including the shares purchased under the Underwriter’s over-allotment option, occurred on October 6, 2020.

The gross proceeds to the Company, before deducting underwriting discounts and commissions and other offering expenses, are approximately $11.5 million. The Company intends to use the net proceeds from the Offering for the continued advancement of development activities for its product pipeline, general corporate purposes, and strategic growth opportunities.

A registration statement on Form S-1 (File No. 333-246314) relating to the shares of common stock and the Pre-Funded Warrants was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on October 2, 2020. The Offering is being made only by means of a prospectus forming part of the effective registration statement.

H.C. Wainwright & Co. acted as sole book-running manager for the Offering. The underwriting discounts and commissions were 8.0% of the gross proceeds of the Offering, or $0.248 per share of common stock. The Company has also agreed to pay H.C. Wainwright & Co. an expense allowance consisting of (a) a management fee equal to 1.0% of the gross proceeds raised in the Offering, (b) $50,000 for non-accountable expenses, (c) $100,000 for fees and expenses of legal counsel and other out-of-pocket expenses and (d) for $12,900 clearing fees.

The Underwriting Agreement contains representations, warranties, indemnification and other provisions customary for transactions of this nature. Pursuant to the Underwriting Agreement, the Company and its directors and officers agreed, for a period of 90 days, subject to certain exceptions, not to offer, sell, pledge or otherwise dispose of the common stock and other Company securities, without the prior written consent of the Underwriter.

The foregoing summaries of the Underwriting Agreement, the shares of common stock and the Pre-Funded Warrants do not purport to be complete and are subject to, and qualified in their entirety by, the forms of such documents, which are incorporated herein by reference.

Item 8.01	Other Events.

On October 2, 2020, the Company issued a press release announcing the pricing of the Offering. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On October 6, 2020, the Company issued a press release announcing the closing of the Offering. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Forward Looking Statements

Except for the historical information set forth herein, the matters set forth in this press release include forward-looking statements, including statements regarding pertaining to the Offering, including the use of net proceeds therefrom. These forward-looking statements are based on the Company’s current expectations and subject to risks and uncertainties that may cause actual results to differ materially, including unanticipated developments in and risks related to: use of proceeds, market and other conditions, unanticipated delays; further research and development and the results of clinical trials possibly being unsuccessful or insufficient to meet applicable regulatory standards or warrant continued development; the ability to enroll sufficient numbers of subjects in clinical trials; determinations made by the FDA and other governmental authorities; the Company’s ability to protect and enforce its patents and other intellectual property rights; the Company’s dependence on its relationships with its collaboration partners and other third parties; the efficacy or safety of the Company’s products and the products of the Company’s collaboration partners; the acceptance of the Company’s products and the products of the Company’s collaboration partners in the marketplace; market competition; sales, marketing, manufacturing and distribution requirements; greater than expected expenses; expenses relating to litigation or strategic activities; the Company’s ability to satisfy its capital needs through increasing its revenue and obtaining additional financing; the impact of the current COVID-19 pandemic, the disease caused by the SARS-CoV-2 virus, which may adversely impact the Company’s business and preclinical and future clinical trials; the impact of local, regional, and national and international economic and financial markets conditions and events; and other risks detailed from time to time in the Company’s reports filed with the SEC. The Company disclaims any intent or obligation to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

No.	Description

1.1	Form of Underwriting Agreement (incorporated by reference to Exhibit 1.1 of the Registration Statement on Form S-1/A of Benitec Biopharma Inc. (File No. 333-246314) filed with the SEC on October 1, 2020)

4.1	Form of Pre-Funded Warrant (incorporated by reference to Exhibit 4.2 of the Registration Statement on Form S-1/A of Benitec Biopharma Inc. (File No. 333-246314) filed with the SEC on October 1, 2020)

99.1	Press Release of Benitec Biopharma Inc. dated October 2, 2020

99.2	Press Release of Benitec Biopharma Inc. dated October 6, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BENITEC BIOPHARMA INC.

Date: October 6, 2020		/s/ Jerel A. Banks
	Name:	Jerel A. Banks
	Title:	Chief Executive Officer